UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MODERN MEDIA ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Proxy Materials

Dated May 9, 2019

Subject to Completion

MODERN MEDIA ACQUISITION CORP.

3414 Peachtree Road, Suite 480

Atlanta, Georgia 30326

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE [●], 2019

TO THE STOCKHOLDERS OF MODERN MEDIA ACQUISITION CORP.:

You are cordially invited to attend a special meeting (the “special meeting”) of stockholders of Modern Media Acquisition Corp. (the “Company,” “we,” “us” or “our”), to be held at [●], local time, on [●], June [●], 2019 at [●], to consider and vote upon the following proposals:

1.

to amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from June 17, 2019 to August 17, 2019 (the “Extended Date”);

2.

to amend (the “Trust Amendment”) the Investment Management Trust Agreement (the “trust agreement”), dated as of May 17, 2017, between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the trust account (the “trust account”) established in connection with the Company’s initial public offering (the “IPO”) if the Company has not completed a business combination from June 17, 2019 to August 17, 2019; and

3.

a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals (the “Adjournment Proposal”).

Each of the proposals is more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment is to allow the Company more time to complete its proposed business combination. As previously announced, the Company, Akazoo Limited, a private company limited by shares incorporated under the laws of Scotland (“Akazoo”), Apostolos N. Zervos, acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Unlimited Music S.A., a Luxembourg public limited company (société anonyme), and Modern Media LLC, a Georgia limited liability company acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Modern Media Acquisition Corp. S.A., a Luxembourg public limited company (société anonyme) (“PubCo”), entered into a Business Transaction Agreement dated as of January 24, 2019 (the “Business Transaction Agreement”). Pursuant to the Business Transaction Agreement, the Company and Akazoo agreed, subject to the terms and conditions of the Business Transaction Agreement, to effect a combination of their respective businesses (the “business combination”).

The Company, Akazoo and PubCo are working towards satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before June 17, 2019 to hold a special meeting to obtain stockholder approval of, and to consummate, the business combination. Accordingly, our Board believes that in order to be able to successfully complete the proposed business combination as contemplated by the Business Transaction Agreement, it is appropriate to obtain the Extension. Our Board believes that the business combination opportunity is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete a business combination to the Extended Date.

In connection with the Extension Amendment and the Trust Amendment, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed upon the consummation of the initial business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $[●] at the time of the special meeting. The closing price of the Company’s common stock on May [●], 2019 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The purpose of the Trust Amendment is to amend the Company’s Trust Agreement to extend the date on which Continental must liquidate the trust account if the Company has not completed a business combination from June 17, 2019 to August 17, 2019.

If the Extension Amendment and Trust Amendment proposals are not approved and we do not consummate a business combination by June 17, 2019, in accordance with our charter we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless in the event the Company winds up.

The affirmative vote of 65% of the Company’s outstanding common stock is required to approve the Extension Amendment and the Trust Amendment.

Our Board has fixed the close of business on May 13, 2019 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on the proposed business combination at this time. If you are a public stockholder, you will have the right to vote on the proposed business combination (and to exercise your redemption rights, if you so choose) when it is submitted to stockholders for approval.

After careful consideration of all relevant factors, our Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” each of proposals 1, 2 and 3.

Enclosed is the proxy statement containing detailed information concerning the proposals and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

May [●], 2019

By Order of the Board of Directors,

/s/ Lewis W. Dickey, Jr.
Lewis W. Dickey, Jr.
President, Chief Executive Officer and Chairman

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June [●], 2019: This notice of meeting and the accompanying proxy statement are available at [●].

MODERN MEDIA ACQUISITION CORP.

3414 Peachtree Road, Suite 480

Atlanta, Georgia 30326

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE[•], 2019

PROXY STATEMENT

A special meeting of stockholders (the “special meeting”) of Modern Media Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at [●], local time, on June [●], 2019 at [●], to consider and vote upon the following proposals:

1.

to amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from June 17, 2019 to August 17, 2019 (the “Extended Date”);

2.

to amend (the “Trust Amendment”) the Investment Management Trust Agreement (the “trust agreement”), dated as of May 17, 2017, between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the trust account (the “trust account”) established in connection with the Company’s initial public offering (the “IPO”) if the Company has not completed a business combination from June 17, 2019 to August 17, 2019; and

3.

a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.

This proxy statement is dated May [●], 2019 and is first being mailed to stockholders on or about that date.

The purpose of the Extension Amendment is to allow the Company more time to complete its proposed business combination. As previously announced, the Company, Akazoo Limited, a private company limited by shares incorporated under the laws of Scotland (“Akazoo”), Apostolos N. Zervos, acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Unlimited Music S.A., a Luxembourg public limited company (société anonyme), and Modern Media, LLC, a Georgia limited liability company acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Modern Media Acquisition Corp. S.A., a Luxembourg public limited company (société anonyme) (“PubCo”), entered into a Business Transaction Agreement dated as of January 24, 2019 (the “Business Transaction Agreement”). Pursuant to the Business Transaction Agreement, the Company and Akazoo agreed, subject to the terms and conditions of the Business Transaction Agreement, to effect a combination of their respective businesses (the “business combination”). The Company, Akazoo and PubCo are working towards satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before June 17, 2019 to hold a special meeting to obtain stockholder approval of, and to consummate, the business combination. Accordingly, our Board believes that in order to be able to successfully complete the proposed business combination as contemplated by the Business Transaction Agreement, it is appropriate to obtain the Extension. Our Board believes that the business combination opportunity is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete a business combination to the Extended Date.

Approval of the Extension Amendment and the Trust Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.

In connection with the Extension Amendment and the Trust Amendment, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed upon the consummation of the initial business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account may be only a fraction of the approximately $[●] million that was in the trust account as of April 30, 2019. In such event, the Company may need to obtain additional funds to complete the proposed business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment and Trust Amendment proposals are not approved and we do not consummate a business combination by June 17, 2019, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income earned on the trust account (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company’s sponsor is Modern Media Sponsor, LLC (the “sponsor”). The sponsor is (i) 50% owned by MIHI LLC, a Delaware limited liability company (“MIHI”) and a subsidiary of Macquarie Group Limited (together with its subsidiaries and funds (or similar vehicles) managed by such subsidiaries, “Macquarie”), and (ii) 50% owned by Modern Media, LLC, an entity that is wholly owned by Lewis W. Dickey, Jr, the Company’s President, Chief Executive Officer and Chairman. Macquarie is a global provider of financial, advisory, investment and funds management services. Macquarie’s main business focus is generating returns to investors and stockholders by providing a diversified range of services to clients. Macquarie acts on behalf of institutional, corporate and retail clients and counterparties around the world. Mr. Dickey is the former Chairman, President and CEO of Cumulus Media Inc. (“Cumulus”), the country’s second largest radio company. Mr. Dickey co-founded Cumulus in 1997, and in 2000 became its Chairman and CEO. During his 19 years at Cumulus, Mr. Dickey built the company through over 150 separate transactions, growing the company from a startup to more than $1.2 billion in annual revenue and 6,500 employees.

The Company’s initial stockholders prior to the IPO, including the sponsor (collectively, the “initial stockholders”) have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock acquired prior to the IPO (“founder shares”). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless in the event the Company winds up.

To protect amounts held in the trust account, sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.10 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third party claims. There is no assurance that our sponsor will be able to satisfy its obligations. The per-share liquidation price for the public shares is anticipated to be approximately [●] (based on the amount expected to be in trust at the time of the special meeting). Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than [●], plus interest, due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment and Trust Amendment proposals are approved, approval of the Trust Amendment will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved.

At the time the Extension Amendment and Trust Amendment become effective, the Company will also amend the trust agreement to extend the date on which to liquidate the trust account to the Extended Date.

The record date for the special meeting is May 13, 2019. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 19,932,319 outstanding shares of the Company’s common stock including 14,757,319 outstanding public shares. The Company’s rights and warrants do not have voting rights in connection with the proposals.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

-i-

(continued)

-ii-

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•	our ability to complete the proposed business combination;

•	the anticipated benefits of the proposed business combination;

•

our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving the proposed business combination, as a result of which they would then receive expense reimbursements or other benefits;

•	our potential ability to obtain additional financing, if needed, to complete the proposed business combination;

•	our public securities’ potential liquidity and trading;

•	the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; or

•	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2018. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed in 2014 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In May 2017, the Company consummated its IPO from which it derived gross proceeds of $207,000,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, presently June 17, 2019, or if the Extension Amendment and the Trust Amendment are approved, August 17, 2019). Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete its previously announced proposed business combination and is submitting these proposals to the stockholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposals:

1.	to amend our charter to extend the date by which the Company must consummate a business combination from June 17, 2019 to August 17, 2019;

2.

to amend the trust agreement to extend the date on which Continental must liquidate the trust account established in connection with the IPO if the Company has not completed a business combination from June 17, 2019 to August 17, 2019; and

3.	the Adjournment Proposal, if any.

The Extension Amendment and the Trust Amendment proposals are essential to the overall implementation of our Board’s plan to extend the date that the Company must complete a business combination. Approval of the Extension Amendment and the Trust Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Trust Amendment proposal will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.

If the Extension Amendment and Trust Amendment proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment and Trust Amendment proposals are approved and the amount remaining in the trust account may be only a fraction of the approximately $[●] million that was in the trust account as of April 30, 2019. In such event, the Company may need to obtain additional funds to complete the proposed business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment and Trust Amendment proposals are not approved and we have not consummated a business combination by June 17, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their founder shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless in the event the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

Why is the Company proposing the Extension Amendment and the Trust Amendment proposals?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination consummated on or before June 17, 2019. As previously announced, the Company, Akazoo, Apostolos N. Zervos, acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Unlimited Music S.A., a Luxembourg public limited company (société anonyme), and Modern Media, LLC, a Georgia limited liability company acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of PubCo, entered into the Business Transaction Agreement. Pursuant to the Business Transaction Agreement, the Company and Akazoo agreed, subject to the terms and conditions of the Business Transaction Agreement, to effect the business combination. The Company, Akazoo and PubCo are working towards satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before June 17, 2019 to hold a special meeting to obtain stockholder approval of, and to consummate, the business combination. Accordingly, our Board believes that in order to be able to successfully complete the proposed business combination as contemplated by the Business Transaction Agreement, it is appropriate to obtain the Extension. Our Board believes that the business combination opportunity is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete a business combination to the Extended Date.

Why should I vote for the Extension Amendment?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment to extend the date by which the Company must complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination.

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if we do not complete our business combination before June 17, 2019, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing the business combination contemplated by the Business Transaction Agreement, circumstances warrant providing those who believe they might find the potential business combination to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote in favor of the Extension Amendment, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Trust Amendment?

As discussed above, the Board believes stockholders will benefit from the Company consummating an initial business combination, and approval of the Trust Amendment is a condition to the implementation of the Extension Amendment.

Whether a holder of public shares votes in favor of or against the Extension Amendment or the Trust Amendment, if such amendments are approved, the holder may, but is not required to, elect to redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.

Liquidation of the trust account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension Amendment is approved, the Company will have until the Extended Date to complete a business combination.

The Board recommends that you vote in favor of the Trust Amendment proposal, but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

All of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of each of the proposals.

The initial stockholders are not entitled to redeem the founder shares. With respect to any shares purchased on the open market by the initial stockholders and the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the initial stockholders beneficially owned and were entitled to vote 5,175,000 founder shares, representing approximately 26% of the Company’s issued and outstanding common stock.

In addition, the sponsor or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and the Trust Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and Trust Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Trust Amendment. None of the Company’s sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

What vote is required to adopt each of the proposals?

Approval of each of the Extension Amendment and Trust Amendment will require the affirmative vote of holders of 65% of the Company’s outstanding common stock on the record date. Approval of the Trust Amendment is a condition to the implementation of the Extension Amendment.

If the Extension Amendment and Trust Amendment are approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

Approval of the Adjournment Proposal will require the affirmative vote of the majority of the shares present in person or by proxy at the special meeting and voting on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the Adjournment Proposal.

With respect to the Extension Amendment and the Trust Amendment proposals, abstentions and broker non-votes will have the same effect as votes against the proposals.

What if I don’t want to vote for the Proposals?

If you do not want the Extension Amendment, the Trust Amendment or the Adjournment Proposal to be approved, you must abstain, not vote, or vote against the proposals. If the Extension Amendment and the Trust Amendment are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate a business combination.

What happens if the Extension Amendment is not approved?

If the Extension Amendment is not approved and we have not consummated a business combination by June 17, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders waived their rights to liquidating distributions from the trust account with respect to their founder shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless in the event the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes.

If the Extension Amendment and Trust Amendment proposals are approved, what happens next?

The Company is continuing its efforts to complete the proposed business combination, which will involve:

•	completing proxy statement and prospectus materials;

•	establishing a meeting date and record date for considering the proposed business combination, and distributing the proxy statement and prospectus materials to stockholders; and

•	holding a special meeting to consider the proposed business combination.

The Company is seeking approval of the Extension Amendment and the Trust Amendment because the Company will not be able to complete all of the tasks listed above prior to June 17, 2019. If the Extension Amendment and Trust Amendment are approved, the Company will seek stockholder approval of the proposed business combination. If stockholders approve the proposed business combination, the Company expects to consummate the business combination as soon as possible following stockholder approval.

Upon approval by 65% of the common stock outstanding as of the record date of the Extension Amendment and Trust Amendment proposals, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, common stock, rights and warrants will remain publicly traded.

If the Extension Amendment and Trust Amendment proposals are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our sponsor through the founder shares.

Would I still be able to exercise my redemption rights if I vote against the proposed business combination?

Yes. Assuming you are a stockholder as of the record date for voting on the proposed business combination, you will be able to vote on the proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of the business combination, subject to any limitations set forth in the charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 3414 Peachtree Road, Suite 480, Attn: Secretary, Atlanta, Georgia 30326.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented in person or by proxy at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock at the close of business on May 13, 2019 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 19,932,319 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” the each of the proposals.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment and Trust Amendment Proposals — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment and the Trust Amendment? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extension Amendment or the Trust Amendment under the DGCL.

What happens to the Company’s rights and warrants if the Extension Amendment and Trust Amendment are not approved?

If either of the Extension Amendment or the Trust Amendment is not approved and we have not consummated a business combination by June 17, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income earned on the trust account (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our rights or warrants, which will expire worthless in the event we wind up.

What happens to the Company rights and warrants if the Extension Amendment and Trust Amendment proposals are approved?

If the Extension Amendment and Trust Amendment proposals are approved, the Company will continue to attempt to consummate a business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The rights and warrants will remain outstanding in accordance with their terms.

How do I vote?

If you are a holder of record of Company common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Company common stock?

If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to (x) physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, or (y) deliver your shares to the transfer agent electronically using The Depositary Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You must tender your shares in the manner described above prior to 5:00 p.m. Eastern Time on June [●], 2019 (two business days before the special meeting) in order to exercise your redemption rights in connection with the Extension.

Shares that have not been tendered in accordance with these procedures will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the annual meeting. The Company has agreed to pay Morrow Sodali a fee of $25,000. The Company will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact our proxy solicitor at:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Tel: (800) 662-5200

Banks and brokers can call collect at (203) 658-9400

Email: MMDM.info@morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

BACKGROUND

The Company

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses. We were formed as a Delaware limited liability company on June 9, 2014 under the name of M Acquisition Company I LLC, and changed our name to Modern Media Acquisition Corp. in connection with our conversion from a Delaware limited liability company to a Delaware corporation on January 3, 2017.

On May 17, 2017, we consummated our IPO of 20,700,000 units at a price of $10.00 per unit (the “units”), generating gross proceeds of $207,000,000. Each unit consists of one share of the Company’s common stock; one right to receive one-tenth of one share of common stock upon the consummation of our initial business combination; and one-half of one warrant to purchase one share of common stock (the “public warrants”). Each public warrant entitles the holder thereof to purchase one share of our common stock at a price of $11.50 per share, and only whole warrants are exercisable.

Simultaneously with the consummation of the IPO, our sponsor purchased an aggregate of 7,320,000 warrants, at a price of $1.00 per warrant, each exercisable to purchase one share of common stock at a price of $11.50 per share (the “sponsor warrants”), in a private placement (the “private placement”), generating gross proceeds of $7,320,000. The sponsor warrants are identical to the public warrants sold as part of the units in the IPO except that, so long as they are held by their initial purchasers or their permitted transferees, (i) they will not be redeemable by us, (ii) they (including the shares of common stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial business combination, (iii) they may be exercised by the holders on a cashless basis; and (iv) they (including the shares of common stock issuable upon exercise of these warrants) have certain registration rights.

Upon the closing of the IPO and the private placement, $209,070,000 of the net proceeds from the sale of the units and the sponsor warrants was placed in a trust account. On February 8, 2019, our stockholders approved a proposal to extend the date by which we have to consummate a business combination from February 17, 2019 to June 17, 2019 (the “First Extension”). In connection with the First Extension, our sponsor agreed to contribute as a loan $0.0333 for each share of the Company’s common stock issued in the IPO that was not redeemed in connection with stockholder approval of the First Extension, for each month (commencing on February 17, 2019) that is needed by the Company to complete a business combination up to the First Extension (the “Sponsor Loan”). After giving effect to redemptions of shares of our Common Stock in connection with the First Extension, approximately $152 million remained in the trust account and 19,932,319 shares of Common Stock remained issued and outstanding. As of April 30, 2019, there was approximately $[•] million in the trust account, including amounts advanced under the Sponsor Loan through that date. Our sponsor has informed us that it does not intend to continue to make those contributions for any period after June 17, 2019.

The mailing address of the Company’s principal executive office is 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326, and its telephone number is (404) 443-1182.

The Proposed Business Combination

As previously announced, the Company, Akazoo, Apostolos N. Zervos, acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Unlimited Music S.A., a Luxembourg public limited company (société anonyme), and Modern Media, LLC, a Georgia limited liability company acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of PubCo, entered into the Business Transaction Agreement. Pursuant to the Business Transaction Agreement, the Company and Akazoo agreed, subject to the terms and conditions of the Business Transaction Agreement, to effect the business combination. The Company, Akazoo and PubCo are working towards satisfaction of the conditions to completion of the business combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before June 17, 2019 to hold a special meeting to obtain stockholder approval of, and to consummate, the business combination. Accordingly, our Board believes that in order to be able to successfully complete the proposed business combination as contemplated by the Business Transaction Agreement, it is appropriate to obtain the Extension. Our Board believes that the business combination opportunity is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete a business combination to the Extended Date.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at [●] a.m., local time, on June [●], 2019 at [●].

Stockholders are being asked to vote on the following proposals:

1.	to amend our charter to extend the date by which the Company must consummate a business combination from June 17, 2019 to August 17, 2019; and

2.

to amend the trust agreement to extend the date on which Continental must liquidate the trust account established in connection with the IPO if the Company has not completed a business combination from June 17, 2019 to August 17, 2019; and

3.	the Adjournment Proposal, if any.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned Company common stock at the close of business on May 13, 2019, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. The Company’s warrants do not carry voting rights.

At the close of business on the record date, there were 19,932,319 outstanding shares of Company common stock entitled to vote, of which 5,175,000 were founder shares.

Votes Required

Approval of the Extension Amendment and Trust Amendment proposals will require the affirmative vote of holders of 65% of the Company’s common stock outstanding on the record date.

Approval of the Adjournment Proposal will require the affirmative vote of the majority of the shares present in person or by proxy at the special meeting and voting on the Adjournment Proposal.

If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the same effect as a vote against the Extension Amendment and Trust Amendment proposals but will have no effect on the Adjournment Proposal. Likewise, broker non-votes will have the same effect as a vote against the Extension Amendment and Trust Amendment proposals and will have no effect on the Adjournment Proposal.

Voting

You can vote your shares at the special meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Lewis W. Dickey, Jr. and Adam Kagan to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting. You will be given a ballot at the special meeting.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote on the proposals or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment and “FOR” the Trust Amendment, “FOR” the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (800) 662-5200 or by sending an e-mail to MMDM.info@morrowsodali.com

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Secretary at Modern Media Acquisition Corp., 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting in person.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the special meeting. If you wish to attend the special meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the special meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the record date as acceptable proof of ownership. In addition, if you wish to vote in person at the special meeting, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the special meeting. The Company has agreed to pay Morrow Sodali a fee of $25,000. The Company will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Tel: (800) 662-5200

Banks and brokers can call collect at (203) 658-9400

Email: MMDM.info@morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

No Right of Appraisal

The Company stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting.

Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, we expect that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326. Our telephone number at such address is (404) 443-1182.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of May 1, 2019, with respect to the beneficial ownership of our common stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the rights included in our units or the private placement warrants as these rights and warrants are not convertible or exercisable, respectively, within 60 days of May 1, 2019.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Modern Media Sponsor, LLC(1)	5,075,000	25.46%
MIHI LLC(2)	5,075,000	25.46%
Lewis W. Dickey, Jr. and Modern Media, LLC(3)	5,075,000	25.46%
Polar Asset Management Partners Inc.(4)	2,462,176	12.35%
Weiss Asset Management LP(5)	2,267,801	11.38%
Pictet Asset Management Ltd(6)	1,600,000	8.03%
William Drewry	15,000	*
Adam Kagan	10,000	*
Blair Faulstich	25,000	*
George Brokaw	25,000	*
John White	25,000	*
All directors and executive officers as a group (6 individuals)	5,175,000	25.96%

*	Less than one percent.
(1)

Modern Media Sponsor, LLC is 50% owned by MIHI and 50% owned by Modern Media, LLC. MIHI and Modern Media, LLC have shared voting and dispositive power with respect to the shares held by Modern Media Sponsor, LLC and, as such, may be deemed to beneficially own the shares held by Modern Media Sponsor, LLC. Each of MIHI and Modern Media, LLC disclaim such beneficial ownership except to the extent of their respective pecuniary interests therein. See Note 2 below for information on the ownership of MIHI. See Note 3 below for information on the ownership of Modern Media, LLC. The business address of Modern Media Sponsor, LLC is 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326.

(2)

MIHI owns 50% of our sponsor and, as such, may be deemed to beneficially own shares held by our sponsor. MIHI is a member managed LLC. Macquarie, a publicly listed company in Australia, is the ultimate indirect parent of MIHI and may be deemed to beneficially own the securities beneficially owned by MIHI. Therefore, Macquarie may be deemed to share beneficial ownership of all shares beneficially owned by MIHI. Macquarie expressly disclaims any such beneficial ownership, except to the extent of its pecuniary interest therein. The address of MIHI is c/o Macquarie Capital (USA) Inc., 125 West 55th Street, L-22, New York, NY 10019-5369.

(3)

Mr. Dickey owns 100% of Modern Media, LLC, which owns 50% of our sponsor and, as such, he may be deemed to beneficially own shares held by Modern Media, LLC or our sponsor. Mr. Dickey disclaims such beneficial ownership except to the extent of his pecuniary interest therein.

(4)

According to a Schedule 13G filed with the SEC on March 8, 2018, the shares of common stock are held by Polar Asset Management Partners Inc. (“Polar Asset”). Polar Asset serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) and certain managed accounts (together with PMSMF, the “Polar Vehicles”), with respect to the shares of common stock directly held by the Polar Vehicles. Polar Asset’s address is Moor House – Level 11, 120 London Wall, EC2Y 5ET London, United Kingdom.

(5)

According to a Schedule 13G filed with the SEC on December 28, 2018, jointly filed by the reporting persons. Shares reported for BIP GP include shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP is the sole general partner. Weiss Asset Management is the sole investment manager to the Partnership. WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP and BIP GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership (and reported above for BIP GP). The address for the reporting persons is 222 Berkeley St., 16th Floor, Boston, Massachusetts 02116.

(6)

According to a Schedule 13G filed with the SEC on February 14, 2018, the shares of common stock are held by Pictet Asset Management Ltd (“Pictet”). Pictet’s address is Moor House – Level 11, 120 London Wall, EC2Y 5ET London, United Kingdom.

PROPOSAL NO. 1 AND PROPOSAL NO. 2 — THE EXTENSION AMENDMENT AND TRUST AMENDMENT

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Extended Date, which is August 17, 2019.

The Extension Amendment and the Trust Amendment are essential to the overall implementation of the Board’s plan to allow the Company more time to complete a business combination. Approval of the Extension Amendment and the Trust Amendment is a condition to the implementation of the Extension.

If the Extension Amendment proposal is not approved and we have not consummated a business combination by June 17, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Given the Company’s expenditure of time, effort and money on pursuing the proposed business combination, our Board believes that circumstances warrant providing public stockholders an opportunity to consider the proposed business combination.

A copy of the proposed amendment to the charter of the Company is attached to this proxy statement as Annex A.

The Trust Amendment

The purpose of the Trust Amendment is to amend the Company’s Trust Agreement to extend the date on which Continental must liquidate the trust account if the Company has not completed a business combination from June 17, 2019 to August 17, 2019. A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.

Reasons for the Proposals

The Company’s second amended and restated charter, as amended by the First Extension Amendment, provided that the Company had until June 17, 2019 to complete a business combination. However, there is not sufficient time before June 17, 2019 to complete the proposed business combination. The Company’s IPO prospectus and charter stated that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if we do not complete our business combination before June 17, 2019, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Because the Company will not be able to complete the proposed business combination by June 17, 2019, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond June 17, 2019 to the Extended Date. If the Extension Amendment and Trust Amendment are approved, the Company will seek stockholder approval of the proposed business combination.

The Company is not asking you to vote on the proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the proposed business combination and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest, divided by the number of then outstanding public shares, in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete its business combination before June 17, 2019, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on pursuing the proposed business combination, circumstances warrant providing stockholders an opportunity to consider such transaction.

If the Extension Amendment and Trust Amendment Proposals Are Not Approved

If the Extension Amendment and Trust Amendment are not approved and we have not consummated a business combination by June 17, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not released to the Company to pay franchise and income taxes (less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their founder shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless if the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment is not approved, the holders of the public shares will not vote on the Trust Amendment, and the trust account will be liquidated as described above. If the Trust Amendment is not approved, the Company will not affect the Extension.

If the Extension Amendment and Trust Amendment Proposals Are Approved

If the Extension Amendment and the Trust Amendment are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock, rights and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on the proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the proposed business combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment and Trust Amendment proposals are approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment and Trust Amendment proposals are approved, and the amount remaining in the trust account may be only a fraction of the approximately $[●] that was in the trust account as of April 30, 2019. However, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.

The First Extension and the Sponsor Loan

On February 8, 2019, our stockholders approved a proposal to extend the date by which we have to consummate a business combination from February 17, 2019 to June 17, 2019 (the “First Extension”). In connection with the First Extension, our sponsor agreed to contribute as a loan $0.0333, for each share of the Company’s common stock issued in the IPO that was not redeemed in connection with stockholder approval of the First Extension, for each month (commencing on February 17, 2019) that is needed by the Company to complete a business combination up to the First Extension (the “Sponsor Loan”). After giving effect to redemptions of shares of our Common Stock in connection with the First Extension, approximately $152 million remained in the trust account and 19,932,319 shares of Common Stock remained issued and outstanding. As of April 30, 2019, there was approximately $[•] million in the trust account, including amounts advanced under the Sponsor Loan through that date. Our sponsor has informed us that it does not intend to continue to make those contributions for any period after June 17, 2019.

Redemption Rights

If the Extension Amendment and Trust Amendment proposals are approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than

$5,000,001. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed upon the consummation of the initial business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE [●], 2019 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO THE TRANSFER AGENT OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC SYSTEM, AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN.

In connection with tendering your shares for redemption, you must elect either to (x) physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, or (y) deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You must tender your shares in the manner described above prior to 5:00 p.m. Eastern Time on June [●], 2019 (two business days before the special meeting) in order to exercise your redemption rights in connection with the Extension. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Extension Amendment and the Trust Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting. The Company will provide public stockholders with another opportunity to redeem their shares for cash in connection with the vote on the proposed transaction.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Shares that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment and the Trust Amendment will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment and the Trust Amendment are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment and the Trust Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, and if the Extension Amendment and Trust Amendment are approved, the Company will redeem each public share for a per- share price, payable in cash, equal to the aggregate amount then on deposit in the trust account two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. As of the date of the special meeting, this amount is expected to be approximately $[●] per share. The closing price of the Company’s common stock on May [●], 2019 was [●].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your shares to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on June [●], 2019 (two business days before the special meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment and the Trust Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who hold their shares as a “capital asset,” as defined in the Code. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes or investors therein, U.S. Holders (as defined below) whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment and the Trust Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment and the Trust Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

U.S. Holders

A stockholder is a U.S. Holder for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person.

A U.S. Holder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) or a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If a redemption of shares is treated as a Sale, the U.S. Holder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A U.S. Holder’s adjusted tax basis in the redeemed shares generally will equal the U.S. Holder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. Holder.

A redemption will be treated as a Sale with respect to a U.S. Holder if the redemption of the U.S. Holder’s shares (i) results in a “complete termination” of the U.S. Holder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. In determining whether any of these tests has been met, each U.S. Holder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A U.S. Holder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any U.S. Holder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.

In general, a distribution to a U.S. Holder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the U.S. Holder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such U.S. Holder before the redemption. Whether the redemption will result in a more than 20% reduction in a U.S. Holder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering U.S. Holders that are redeemed pursuant to the Election.

Even if the redemption of a U.S. Holder’s shares in connection with the Extension Amendment and the Trust Amendment is not treated as a Sale under either the “complete redemption” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that U.S. Holder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority U.S. Holder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and U.S. Holders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a U.S. Holder, amounts received in exchange for the U.S. Holder’s redeemed shares will be taxable to the U.S. Holder as a “dividend” to the extent of such U.S. Holder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the U.S. Holder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the U.S. Holder (to the extent of the U.S. Holder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the U.S. Holder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering U.S. Holder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such U.S. Holder. If the redemption is treated as a dividend but the U.S. Holder has not retained any actually owned shares, the U.S. Holder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Non-U.S. Holders

A stockholder is a Non-U.S. Holder for U.S. federal income tax purposes if such stockholder is neither a U.S. Holder nor a partnership.

If a redemption of a Non-U.S. Holder’s shares is treated as Distribution, as discussed above under the section entitled “U.S. Holders,” to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such Distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company common stock, which will be treated as described below.

The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

If a redemption of a Non-U.S. Holder’s shares is treated as Sale, as discussed above under the section entitled “U.S. Holders,” a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized such Sale, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder);

•

such Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and has a “tax home” in the United States; or

•

we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of 30%.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the Sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. We believe that we are not and have not been at any time since our formation a United States real property holding corporation and we do not expect to be a United States real property holding corporation immediately after the business combination is completed.

Notwithstanding the foregoing, even if a redemption of a Non-U.S. Holder’s shares may be treated as other than a dividend for U.S. federal income tax purposes, to the extent withholding would be required if such redemption were treated as a dividend, the Company or another applicable withholding agent may withhold as if the redemption were treated as a dividend. In such event, a Non-U.S. Holder may seek a refund from the IRS with respect to withholdings on amounts in excess of the portion (if any) treated as a dividend for U.S. federal income tax purposes. Non-U.S. Holders should consult their tax advisors on how to obtain a refund of any excess withholding.

Information Reporting and Backup Withholding

Gross proceeds from the redemption of shares in connection with the approval of the Extension Amendment and the Trust Amendment may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering U.S. Holder (or other payee) must either (i) provide to the Company such U.S. Holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such U.S. Holder is awaiting a TIN) and certify that (A) such U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such U.S. Holder that such U.S. Holder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering U.S. Holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9. Exempt tendering U.S. Holders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering U.S. Holder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such U.S. Holder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”

A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

FATCA

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (which term includes most foreign hedge funds, private equity funds, mutual funds, securitization vehicles and other investment vehicles) and certain other foreign entities must comply with certain information reporting rules with respect to their U.S. account holders and investors. A foreign financial institution or such other foreign entity that does not comply with the FATCA reporting requirements generally will be subject to a 30% withholding tax with respect to any “withholdable payments.” For this purpose, withholdable payments generally include U.S.-source payments otherwise subject to nonresident withholding tax (e.g., U.S.-source dividends, including the proceeds of a redemption treated as a Distribution) and also include the entire gross proceeds from the sale of any stock of U.S. issuers (including a redemption treated as a Sale), even if the payment would otherwise not be subject to U.S. nonresident withholding tax (e.g., because it is capital gain). The IRS recently issued proposed Treasury Regulations that would eliminate the application of this regime with respect to payments of gross proceeds (but not interest). Pursuant to these proposed Treasury Regulations, the Company and any applicable withholding agent may (but are not required to) rely on this proposed change to FATCA withholding until final regulations are issued.

We will not pay any additional amounts to redeeming stockholders in respect of any amounts withheld, including pursuant to FATCA. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes. Stockholders are urged to consult with their own tax advisors regarding the effect, if any, of the FATCA provisions to them based on their particular circumstances.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment and the Trust Amendment.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding common stock is required to approve the Extension Amendment and the Trust Amendment. If the Extension Amendment is not approved, the Extension will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment and the Trust Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 5,175,000 founder shares, representing approximately 26% of the Company’s issued and outstanding common stock.

In addition, the initial stockholders, or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and the Trust Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and Trust Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Trust Amendment. None of the Company’s sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Extension Amendment and the Trust Amendment are not approved and we do not consummate a business combination by June 17, 2019 in accordance with our charter, the 5,175,000 founder shares held by the initial stockholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 7,320,000 sponsor warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $7,320,000 (as they will expire). Such common stock and warrants had an aggregate market value of approximately $[●] based on the last sale price of $[●] and $[●], respectively, on Nasdaq on May [●], 2019. Lewis W. Dickey, Jr., our President, Chief Executive Officer and Chairman, wholly owns Modern Media, LLC, which is a 50% owner of the sponsor;

•

Our sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.10 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act;

•

All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

Other than an annual retainer paid to our Chief Financial Officer and our General Counsel, none of the Company’s executive officers or directors has received any cash compensation for services rendered to the Company. All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

•

The sponsor, the Company’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate the business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment and Trust Amendment proposals are in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment and Trust Amendment proposals.

Our Board recommends that you vote “FOR” the Extension Amendment and Trust Amendment proposals. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment proposal. If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the special meeting to a later date (which he would otherwise have under our Amended and Restated Certificate of Incorporation) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve any of the Charter Amendment proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the special meeting vote for the Adjournment Proposal, the chairman of the special meeting will exercise his or her power to adjourn the meeting as set out above.

All of the Company’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Adjournment Proposal. On the record date, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote 5,175,000 shares of common stock representing approximately 26% of the Company’s issued and outstanding shares of common stock.

Recommendation of the Board

The Board recommends that you vote “FOR” the Adjournment Proposal.

STOCKHOLDER PROPOSALS

You may submit proposals, including recommendations of director candidates, for consideration at annual meetings of stockholders. Our bylaws provide for advance notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. For the fiscal year 2019 annual meeting of stockholders (the “2019 annual meeting”), such nominations or proposals, other than those made by or at the direction of the Board of Directors, must be submitted in writing and received by our Secretary at our principal executive offices located at 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326, not later than the close of business on the later of (x) the 90th calendar day prior to the 2019 annual meeting and (y) the 10th calendar day following the day on which public disclosure of the date of the 2019 annual meeting is first made. Such nominations or proposals also must comply with all applicable requirements of the rules and regulations of the SEC. The presiding officer of the stockholder meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our bylaws. If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, such proposal will be disregarded.

In addition, for a stockholder proposal to be considered for inclusion in our proxy statement for the 2019 annual meeting, the proposal must be submitted in writing and received by our Secretary at our principal executive offices at the address above a reasonable time before we begin to print and send our proxy materials for the 2019 annual meeting.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Secretary at our principal executive offices at the address above. All notices of proposals by stockholders, whether or not to be considered for inclusion in our proxy materials, should be sent to our Secretary at our principal executive offices.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326, (404) 443-1182, Attn: Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Trust Amendment by contacting us at the following address, telephone number or facsimile number:

Modern Media Acquisition Corp.

3414 Peachtree Road, Suite 480

Atlanta, Georgia 30326

Tel: (404) 443-1182

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Tel: (800) 662-5200

Banks and brokers can call collect at (203) 658-9400

Email: MMDM.info@morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [●], 2019.

ANNEX A

PROPOSED AMENDMENT

TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MODERN MEDIA ACQUISITION CORP.

Pursuant to Section 245 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of MODERN MEDIA ACQUISITION CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Modern Media Acquisition Corp.

2.

The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on January 3, 2017. An amended and restated certificate of incorporation was filed with the Secretary of State on February 17, 2017 (the “First Amended and Restated Certificate”).

3.

The second amended and restated certificate of incorporation, which restated and further amended the provisions of the First Amended and Restated Certificate, was filed with the Secretary of State on May 17, 2017 (the “Second Amended and Restated Certificate”).

4.	The first amendment to the Second Amended and Restated Certificate, which amended the Second Amended and Restated Certificate, was filed with the Secretary of State on February 13, 2019.

5.	This Amendment to the Second Amended and Restated Certificate (this “Amendment”) amends the Second Amended and Restated Certificate, as amended.

6.

This Amendment was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 and 245 the General Corporation Law of the State of Delaware (the “DGCL”).

7.	The text of Article X, Section 1(b) is hereby amended and restated to read in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on March 8, 2017, and has been amended or supplemented from time to time, including after the effectiveness thereof (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Corporation’s Public Stockholders (as defined below) and maintained by Continental Stock Transfer & Trust Company, pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of any of the Offering Shares (as defined below) as described in Article X, Section 7 and (iii) the redemption of 100% of the Offering Shares if the Corporation is unable to complete its initial Business Combination by August 17, 2019. Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of Modern Media Sponsor, LLC (the “Sponsor”), or officers or directors of the Corporation) are referred to herein as “Public Stockholders”; provided, however, that the Sponsor and certain of the Corporation’s directors holding issued and outstanding shares of the Corporation’s Common Stock immediately prior to the Offering the (“Founders Shares”) that are also Public Stockholders will only be treated as a Public Stockholder for purposes of the Offering Shares held by such holder, and not with respect to such holder’s Founder Shares.”

A-1

8.	The text of Article X, Section 2(d) is hereby amended and restated to read in full as follows:

“(d) In the event that the Corporation has not completed a Business Combination by August 17, 2019, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), by (b) the total number of then outstanding Offering Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders of the Corporation with respect to their Offering Shares (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.”

9.	The text of Article X, Section 7 is hereby amended and restated to read in full as follows:

“Section 7. Additional Redemption Rights. If, in accordance with Section 1(a) of this Article X, any amendment is made to Section 2(d) of this Article X that would affect the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not completed its initial Business Combination by August 17, 2019, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment at a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account as of two business days prior to the approval of such amendment, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), by (ii) the total number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.”

IN WITNESS WHEREOF, I have signed this Amendment this              day of                 , 2019.

Name:
Title:

A-2

ANNEX B

FORM OF AMENDMENT NO. 2 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of                 , 2019, by and between Modern Media Acquisition Corp., a Delaware corporation (the “Corporation”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on May 17, 2017, the Corporation consummated an initial public offering (the “Offering”) of units of the Corporation’s equity securities, each such unit comprised of one share of the Corporation’s common stock, par value $0.0001 per share (“Common Stock”), one right to receive one-tenth of one share of Common Stock upon the consummation of the Corporation’s initial business combination, and one-half of one warrant to purchase one share of Common Stock;

WHEREAS, the Corporation entered into an Underwriting Agreement with Macquarie Capital (USA) Inc., as representative of the several underwriters named therein (the “Underwriting Agreement”);

WHEREAS, $209,070,000 of the gross proceeds of the Offering and sale of the Placement Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in a segregated trust account located in the United States (the “Trust Account”) for the benefit of the Corporation and the holders of the Corporation’s Common Stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of May 17, 2017, by and between the Corporation and the Trustee (the “Original Agreement”);

WHEREAS, the Corporation has sought the approval of its Public Stockholders at a meeting of its stockholders to: (i) extend the date before which the Corporation must complete a business combination from June 17, 2019 to August 17, 2019 (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Corporation has not completed a business combination from June 17, 2019 to August 17, 2019 (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the Corporation’s outstanding shares of common stock approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend and restate the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment of Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“Commence liquidation of the Trust Account only (x) after and promptly after receipt of, and only in accordance with, the terms of a letter from the Corporation (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Corporation by its Chief Executive Officer, President, Chief Financial Officer, General Counsel, Secretary or Chairman of the board of directors (the “Board”) or other authorized officer of the Corporation, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 to the Corporation to pay dissolution expenses, it being understood that the Trustee has no obligation to monitor or question the Corporation’s position that an allocation has been made for taxes payable), only as directed in the Termination Letter and the other documents referred to therein or (y) on August 17, 2019, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the trust account deposits (which interest shall be net of any taxes payable and less up to $50,000 to the Corporation to pay dissolution expenses), shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by August 17, 2019, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;”

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Corporation or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. The validity, interpretation and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws.

2.4. Counterparts. This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

Modern Media Acquisition Corp.

By:
Name:
Title:

[FORM OF PROXY CARD]

Modern Media Acquisition Corp.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

JUNE [●], 2019

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders (the “Special Meeting”) and accompanying Proxy Statement, dated May [●], 2019, in connection with the Special Meeting to be held on June [●], 2019 at [●], local time, at [●] and hereby appoints Lewis W. Dickey, Jr. and Adam Kagan, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of Modern Media Acquisition Corp. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS CONSTITUTING THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT CONSISTING OF PROPOSALS 1, 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on June [●], 2019: This notice of meeting and the accompanying proxy statement are available at [●].

Proposal 1 – Extension Amendment	FOR	AGAINST	ABSTAIN
Proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a business combination from June 17, 2019 to August 17, 2019	☐	☐	☐

Proposal 2 – Trust Amendment	FOR	AGAINST	ABSTAIN
Proposal to amend the Investment Management Trust Agreement, dated as of May 17, 2017, between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the trust account established in connection with the Company’s initial public offering if the Company has not completed a business combination from June 17, 2019 to August 17, 2019.	☐	☐	☐

Proposal 3 – Adjournment Proposal	FOR	AGAINST	ABSTAIN
Proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Proposals 1 and 2.	☐	☐	☐

Date:_____________________ , 2019

Shareholder’s Signature

Shareholder’s Signature (if held jointly)

Signature should agree with named printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.